                                                                    Exhibit 10.7
                                                                    ------------

                   RESEARCH AND COMMERCIALIZATION AGREEMENT

     THIS RESEARCH AND COMMERCIALIZATION AGREEMENT (the "Agreement"), effective as of August 2, 1999 (the "Effective Date"), is entered by and between GenPharm International, Inc., a wholly owned subsidiary of Medarex, Inc., a New Jersey corporation, with a principal place of business at 1545 Route 22 East, Annandale, New Jersey 08801 ("Medarex"), and EOS Biotechnology, Inc., a Delaware corporation, with a principal place of business at 225A Gateway Boulevard, South San Francisco, California 94080 ("EOS").

                                  BACKGROUND

     Medarex is the sole and exclusive owner of certain transgenic Mice useful for the preparation of fully human monoclonal antibodies;

     EOS desires to conduct research with the Mice to evaluate their utility for the development of fully human monoclonal antibodies to certain Antigens (as defined below), on the terms and conditions herein; and

     EOS wishes to acquire from Medarex an option to acquire a commercial license for the use of monoclonal antibodies with specificity for the Antigens to commercialize Products (as defined below), on the terms and conditions herein.

     NOW, THEREFORE, Medarex and EOS agree as follows:

     1.    DEFINITIONS

     1.1   "Affiliate" means any corporation or other entity which is directly
            ---------
or indirectly controlling, controlled by or under the common control with EOS. For the purpose of this Agreement, "control" shall mean the direct or indirect ownership of fifty percent (50%) or more of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

     1.2   [*****]

     1.3   "[*****]"
            -------

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     1.4   "Antibody" shall mean a human monoclonal antibody with binding
            --------
affinity for an Antigen, which antibody is obtained by Medarex on behalf of EOS or by EOS through the use of nucleic acid or cells derived from one or more of the Mice.

     1.5   "Antigen" shall mean any antigen provided by EOS to Medarex pursuant
            -------
to Section 2.4 and used by Medarex to immunize Mice in connection with the Immunization.

     1.6   "Approval" shall mean the approvals, licenses, registrations and
            --------
authorizations of all governmental agencies in a country necessary for the manufacture, use or sale of a Product in the applicable country.

     1.7   "Biological License Application" or "BLA" shall mean Biological
            ------------------------------      ---
License Application as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, and any corresponding foreign application, registration or certification.

     1.8   "Commercially Reasonable Efforts" shall mean with respect to a
            -------------------------------
Product, efforts and resources equivalent to those employed by EOS to develop, manufacture or market its other products of similar market potential, taking into account the proprietary position of the Product, the likelihood of regulatory approval (including considerations of safety and efficacy of the Product given the regulatory authority and structure involved, and the potential profitability of the Product.

     1.9   "Confidential Information" shall mean (i) any proprietary or
            ------------------------
confidential information or material in tangible form disclosed hereunder that is marked as "Confidential" at the time it is delivered to the receiving party, or (ii) proprietary or confidential information disclosed orally hereunder which is identified as confidential or proprietary when disclosed and such disclosure of confidential information is confirmed in writing within thirty (30) days by the disclosing party.

     1.10  "Control" or "Controlled" shall mean possession of the ability to
            -------      ----------
grant the licenses or sublicenses as provided for herein without violating the terms of any agreement or other arrangement with any third party.

     1.11  "Evaluation" shall mean the activities conducted by EOS during the
            ----------
Evaluation Period for the applicable Antibody to determine whether EOS wishes to obtain a commercial license thereto.

     1.12  "Evaluation Period" shall mean, with respect to a particular
            -----------------
Antibody, the period commencing on the date the applicable Antibody is shipped to EOS and continuing until the earlier of (i) [*****] after the shipment date, unless extended pursuant to
Section 3.3.2, in which case the last day of the last extension period, or (ii) the termination of the Agreement.

     1.13  "IND" shall mean an Investigational New Drug application, as defined
            ---
in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding foreign application, registration or certification.

     1.14  "Medarex Technology" shall mean the Patent Rights and Know How.
            ------------------

           1.14.1  "Know How" shall mean the Confidential Information and Mice
                    --------
Materials owned or Controlled by Medarex during the term of the Agreement and transferred to EOS by Medarex necessary for the exercise of the Patent Rights, including, without limitation, biological materials, technical data, protocols and methods and processes. For the avoidance of doubt, the Know How does not include any Patent Rights.

           1.14.2  "Patent Rights" shall mean all United States and foreign
                    -------------
patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revalidations and patents of addition) and patent applications (including, without limitation, all continuations, continuations-in-part and divisions thereof) owned or Controlled by Medarex during the term of the Agreement, in each case, which claims an invention which is necessary for the use of the Antibodies to make, use or sell Products.

     1.15  "Mice" shall mean immunizable transgenic mice containing unrearranged
            ----
human immunoglobulin genes. "Mouse" shall mean one of the Mice.

     1.16  "Mice Materials" shall mean any parts or derivatives of the Mice
            --------------
prepared by Medarex in connection with the Immunization, including without limitation, cells, hybridomas Antibodies, genes, DNA sequences or other biological materials derived directly or indirectly from the Mice.

     1.17  "MRC Agreement" shall mean that certain License Agreement entered by
            -------------
the Medical Immunization Council, Institute of Animal Physiology and Genetics Immunization of Babraham Hall and Marianne Bruggemann and GenPharm International, Inc., effective October 1, 1993, as amended.

     1.18  "Net Sales" shall mean [*****]
            ---------

     1.19  [*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     1.20  "Phase I", "Phase II" and "Phase III" shall mean Phase I (or Phase
            -------    --------       ---------
I/II), Phase II, and Phase III clinical trials, respectively, in each case as prescribed by the U.S. Food and Drug Administration or a corresponding foreign entity.

     1.21  "Product" shall mean any product for the diagnosis, prophylaxis or
            -------
treatment of human disease containing one or more Antibodies, or a portion thereof.

     1.22  "Sublicensee" shall mean a third party to whom EOS has granted a
            -----------
license or sublicense to make, have made, import, use, sell, offer for sale or otherwise exploit Products in the Territory. As used in this Agreement, "Sublicensee" shall also include a third party to whom EOS has granted the right to distribute a Product.

     1.23  "Territory" shall mean all countries of the world.
            ---------

     2.    IMMUNIZATION

     2.1   Immunizations. Subject to the terms and conditions set forth in this
           -------------
Article 2, Medarex will immunize Mice with the Antigens during the Evaluation Period to produce Antibodies for evaluation by EOS for commercial development.

     2.2   Reasonable Efforts. Medarex shall use reasonable efforts to conduct
           ------------------
the immunizations in a professional manner as promptly as reasonably possible and agrees to commit the personnel, facilities and other resources necessary to perform the immunizations in order to prepare Antibodies which meet the criteria listed in Appendix A; provided, however, it does not warrant that the immunizations shall result in the preparation of any Antibody suitable for development as a Product. If Medarex is unable to prepare an Antibody for a particular Antigen during the [*****] period that EOS is paying immunization funding to Medarex for such Antigen, then Medarex shall have no obligation to conduct any further immunizations with respect to such Antigen, and shall have no liability to EOS hereunder for such inability to produce such Antibodies.

     2.3   Immunization Fees. For the conduct of immunizations, EOS shall pay to
           -----------------
Medarex an immunization fee of [*****]

     2.4   Delivery of Antigens; License. EOS shall deliver to Medarex a
           -----------------------------
mutually agreed quantity of each Antigen in a substantially pure form for the immunization of the Mice. EOS hereby grants to Medarex a non-exclusive license, non-transferable license under all intellectual property owned or Controlled by EOS to use the Antigens solely for conducting immunizations of the Mice on behalf of EOS.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     2.5   [*****]

     2.6   [*****]

     2.7   [*****]

     3.    EVALUATION

     3.1   Delivery of Antibodies. Upon the preparation of an Antibody for an
           ----------------------
Antigen, Medarex shall deliver to EOS [*****] of purified (as defined in Appendix A hereto) Antibody for evaluation by EOS.

     3.2   Evaluation License. On an Antigen-by-Antigen basis, commencing on the
           ------------------
delivery of the first Antibodies to such Antigen to EOS, Medarex shall grant to EOS a non-exclusive, non-transferable license during the applicable Evaluation Period to use the Antibodies prepared by Medarex against such Antigen solely for the purpose of evaluating whether EOS wishes to acquire a commercial license to such Antibodies.

     3.3   Evaluation Period.
           -----------------

           3.3.1   [*****] Period. The Evaluation Period for Antibodies
                   -------
specific for a particular Antigen shall commence on the date that Medarex ships the first Antibodies to such Antigen to EOS and terminate [*****]

           3.3.2   Extension of Evaluation Period. EOS will have the option to
                   ------------------------------
extend the term of the Evaluation Period for Antibodies to a particular Antigen and the corresponding evaluation license, for [*****] Antigen, by providing Medarex notice [*****] before the end of the applicable Evaluation Period and concurrently paying to Medarex the extension fee due pursuant to Section 5.2. Medarex shall be entitled to make a press release announcing each such extension of the Evaluation Period following receipt of EOS' notice of its wish to extend the Evaluation Period.

     3.4   [*****]

     3.5   Return of Mouse Materials. Within two (2) months after expiration or
           -------------------------
termination of the Evaluation Period for a particular Antibody, unless EOS acquires a commercial license to such Antibody as provided in Section 4.3 below, EOS will return to Medarex all Antibodies and other Mouse Materials delivered to EOS, and all materials derived by EOS from such Mice


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Materials for destruction by Medarex and an officer of EOS shall certify in writing that all such materials have been returned to Medarex.

     3.6   Permissive Termination. EOS may terminate the Evaluation Period with
           ----------------------
respect to any Antigen and this Agreement [*****] written notice to Medarex. Should EOS terminate the Evaluation Period for all Antigens provided to Medarex without incurring any payment obligations to Medarex as specified in Sections 5.3, 5.4 or 5.5, this Agreement will terminate and all remaining Antigen(s) will be returned to EOS at its request.

     4.    OPTION; LICENSE RIGHTS

     4.1   Option for Commercial Licenses. Subject to the availability of a
           ------------------------------
particular Antigen for exclusive licensing, during the term of the Evaluation Period or extension thereof subject to Section 3.3.2, EOS shall have an option to obtain exclusive commercial licenses, in each case, to develop and commercialize Products based on Antibodies against a specific Antigen(s) for commercial use, as set forth below. EOS may exercise its option with notice to Medarex, subject to the terms of Section 4.2 below.

     4.2   Antigen Availability.
           --------------------

           4.2.1   Antigen Identification. At any time during the Evaluation
                   ----------------------
Period, or extension thereof pursuant to Section 3.3.2, EOS may notify Medarex that it wishes to acquire an exclusive commercial license to use Mice to prepare Antibodies with respect to a particular Antigen identified by EOS. Each Antigen shall be a specific molecular target or biochemical entity, and the parties shall agree on a written description of such Antigen.

           4.2.2   Notice of Availability; Notice Date. [*****]
                   -----------------------------------

           4.2.3   License Fee. [*****]
                   -----------

           4.2.4   Unavailability. In the event that Medarex notifies EOS that
                   --------------
exclusive rights are not available with regard to a particular Antigen, EOS shall have no further license or other rights with regard to Antibodies generated against such Antigen unless otherwise agreed in writing by the parties.

           4.2.5  [*****]


     4.3   Commercial License.
           ------------------


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

           4.3.1   Grant. If EOS elects to exercise its option to acquire a
                   -----
commercial license with respect to a particular Antigen which is available for commercial licensing to EOS, subject to the terms and conditions of this Agreement, Medarex shall grant to EOS, on an Antigen-by-Antigen basis, a worldwide exclusive (even as to Medarex), royalty bearing license under the Medarex Technology, with the right to sublicense, to use such Antibodies against such Antigen to make, have made, import, have imported, use, offer for sale and sell Products.

           4.3.2   Sublicenses. EOS may grant sublicenses under the Medarex
                   -----------
Technology to the extent necessary to develop, make, have made, import, use, offer for sale and sell Products (but shall have no right to grant any sublicense to use the Mice); provided, within ten (10) days of the date such sublicense is executed, EOS shall provide Medarex with at least the following information with respect to each potential Sublicensee: (i) the identity of the Sublicensee; (ii) a description of the Product, and the rights being granted to the Sublicensee; and (iii) the territory in which the Product will be sold. Each sublicense granted by EOS shall be consistent with all the terms and conditions of this Agreement, and subordinate thereto, and EOS shall remain responsible to Medarex for the compliance of each such Sublicensee with the financial and other obligations due under this Agreement.

     4.4   Delivery of Hybridomas. If EOS acquires a commercial license for a
           ----------------------
particular Antibody, Medarex shall deliver to EOS a hybridoma cell line producing such Antibody.

     4.5   Retained Rights; No Further Rights. Only the license granted pursuant
           ----------------------------------
the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be granted or created by implication, estoppel or otherwise. It is understood and agreed that Medarex shall retain rights to make, have made, import, use, offer for sale, sell and otherwise commercialize the Mice itself or with third parties for any uses.

     4.6   No Patent Filings. Unless and until EOS acquires a commercial license
           -----------------
pursuant to Section 4.3 with respect to Antibodies against a particular Antigen, EOS and its Affiliates shall not file any patent applications disclosing or claiming the use of the Mice or any Mice Materials with regard to such Antigen or any related antigen or antibodies.

     4.7   Limitation on Licensing. EOS may not (i) sublicense to a third party
           -----------------------
any intellectual property [*****] or (ii) agree not to sue any third party for the practice of any intellectual property [*****] unless, in each case, EOS has acquired a commercial license from Medarex with respect to the applicable Antibody relating to such intellectual property.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     5.    CONSIDERATION

     5.1   Immunization Fee. EOS shall pay to Medarex an immunization fee of
           ----------------
[*****]. The first payment shall be due [*****] following the provision of the Antigen to Medarex, and subsequent payments shall be due [*****]. Such payments shall be non-refundable, and shall be non-creditable against other amounts due Medarex under this Agreement.

     5.2   Evaluation Period Extension Fee. If EOS elects to extend the
           -------------------------------
Evaluation Period for Antibodies to a particular Antigen pursuant to Section 3.3.2, EOS shall pay to Medarex [*****] per Antigen, concurrently with its notice that EOS wishes to extend the Evaluation Period for such Antigen.

     5.3   Commercial License Fee.
           ----------------------

           5.3.1   Amount. If EOS wishes to acquire a commercial license from
                   ------
Medarex pursuant to Section 4.3 above with respect to Antibodies to a particular Antigen, concurrently with EOS' notice to Medarex of its exercise of its option, EOS shall, [*****]. The commercial license fee [*****] on the later of (i) the expiration [*****] or (ii) [*****] following the delivery to EOS for evaluation of Antibodies meeting the applicable criteria established pursuant to Section 2.2.

           5.3.2   Credit for Evaluation Period Extension Fee. If EOS has
                   ------------------------------------------
previously obtained a research license for the Antigen and has extended the Evaluation Period beyond the [*****] period pursuant to Section 3.3.2, and the commercial license is obtained during the extension period of that evaluation license, then the extension fees will be pro-rated based on the remainder of the Evaluation Period with respect to the applicable Antigen, and the pro rata amount of such extension fee shall be credited against the commercial license fee.

     5.4   Milestone Payments.
           ------------------

           5.4.1   [*****]

           5.4.2   Milestones [*****]. Within thirty (30) days following the
                   -----------
occurrence of the relevant events specified below with respect to each Product [*****], EOS shall pay to Medarex the amounts specified below:


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

           5.4.3   [*****]

           5.4.4   Milestone and Additional Payments [*****], with respect to
                   ----------------------------------
each Product EOS agrees to pay to Medarex milestone payments at the identical times and in the identical amounts set forth in Section 5.4.2 and to make to Medarex additional payments [*****].

           5.4.5   [*****]

           5.4.6   [*****]

     5.5   Royalties.
           ---------

           5.5.1   Royalty on Net Sales by EOS or its Affiliates. In partial
                   ---------------------------------------------
consideration for the commercial license, EOS shall pay to Medarex a royalty on annual Net Sales of Products sold by EOS and its Affiliates, on a Product-by-Product basis, as follows:

                         Annual Worldwide Net Sales     Royalty Rate
                         --------------------------     ------------
                         [*****]

           5.5.2   [*****]

           5.5.3   Royalty Term. The royalties due pursuant to this Section 5.5
                   ------------
shall be payable on a country-by-country and Product-by-Product basis until the date which [*****]

           5.5.4   Third Party Royalties. Medarex shall be responsible for the
                   ---------------------
payment to the Medical Research Council ("MRC") of any royalties due the MRC pursuant to the MRC Agreement; provided, in the event that EOS obtains a direct license from the Medical Research Council with respect to the intellectual property subject to the MRC License, all royalties paid to the MRC under such a license with respect to Products shall be creditable against royalties due Medarex under Section 5.5.1, on a Product-by-Product basis. Except with respect to the MRC Agreement, EOS shall be responsible for the payment of any royalties, license fees and milestone and other payments due to third parties under license agreements for intellectual property required to practice the licensed Medarex Technology.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     6.    PAYMENTS

     6.1   Timing of Royalty Payments. All royalties due to Medarex shall be
           --------------------------
paid [*****]

     6.2   Payment Method. All amounts due Medarex hereunder shall be paid in
           --------------
U.S. dollars by wire transfer in immediately available funds to an account designated by Medarex. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement shall bear interest at a rate equal to the lesser of prime rate as reported by the Chase Manhattan Bank, New York, plus [*****], or the maximum rate permitted by law, calculated on the number of days such payment is delinquent, compounded monthly. This Section 6.2 shall in no way limit any other remedies available to Medarex.

     6.3   Currency; Foreign Payments. If any currency conversion shall be
           --------------------------
required in connection with the payment of any royalties hereunder, such conversion shall be made by using the exchange rate for the purchase of U.S. dollars reported by the Chase Manhattan Bank, New York, New York (or its successor in interest) on the last business day of the calendar quarter to which such royalty payments relate. If at any time legal restrictions prevent the prompt remittance of any royalties owed on Net Sales in any jurisdiction, EOS may notify Medarex and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Medarex, and EOS shall have no further obligations under this Agreement with respect thereto.

     6.4   Taxes. All royalty amounts required to be paid to Medarex pursuant to
           -----
this Agreement may be paid with deduction for withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction other than the United States ("Withholding Taxes"). At Medarex's request, EOS shall provide Medarex a certificate evidencing payment of any Withholding Taxes hereunder and shall reasonably assist Medarex, at Medarex's expense, to obtain the benefit of any applicable tax treaty.

     7.    REPORTS AND RECORDS

     7.1   Royalty Reports. EOS shall deliver to Medarex [*****] days after the
           ---------------
end of each calendar quarter in which Products are sold a report setting forth in reasonable detail the calculation of the royalties payable to Medarex for such calendar quarter, including the Products sold in each country by EOS and its Sublicensees, the Net Sales thereof, and all amounts received from Sublicensees for sales of Products. Such reports shall be Confidential Information of EOS subject to Article 9 herein.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     7.2   Inspection of Books and Records. EOS and its Affiliates and
           -------------------------------
Sublicensees shall maintain accurate books and records which enable the calculation of royalties payable hereunder to be verified. EOS and its Affiliates and Sublicensees shall retain the books and records for each quarterly period for [*****] years after the submission of the corresponding report under Section 7.1 hereof. Upon [*****] days prior notice to EOS, independent accountants selected by Medarex and reasonably acceptable to EOS, may have access to EOS' and its Affiliates' and Sublicensees' books and records during normal business hours to conduct a review or audit, for the purpose of verifying the accuracy of EOS' payments in compliance with this Agreement. Any independent accountant from any of the "Big Five" accounting firms (or a successor thereof) shall be and is hereby agreed to be acceptable to EOS. Any such inspection or audit shall be at Medarex's expense, however, in the event an inspection reveals underpayment of [*****] or more in any quarter, EOS shall pay the costs of the inspection [*****]

     8.    DILIGENCE

     8.1   Commercially Reasonable Efforts. Commencing as of the Effective Date,
           -------------------------------
EOS shall use Commercially Reasonable Efforts to develop, clinically test, achieve regulatory approvals for the sale of Products, manufacture and commercialize Products worldwide. All costs of development, clinical testing, manufacturing and commercialization shall be borne by EOS, its Affiliates or Sublicensees. In the event that EOS at any point elects not to initiate or continue developing a Product, EOS shall notify Medarex of such abandonment; effective as of such notice, subject to Section 8.4 all rights granted to EOS hereunder applicable to such Antibody shall revert to Medarex. Notwithstanding any other provision in this Agreement, if within [*****] years after receiving a commercial license for a Product, EOS has not filed a IND for such Product, EOS shall pay Medarex a fee of [*****] per year for such Product until such time that EOS either files an IND for such Product or abandons development of such Product, whichever occurs earlier. [*****]

     8.2   Lack of Diligence. Notwithstanding the above, if within [*****] years
           -----------------
after the Effective Date EOS has not [*****], Medarex may require EOS, within [*****] days of receipt of written notice from Medarex, to establish by written records that EOS and/or its Affiliates or Sublicensee have used Commercially Reasonable Efforts in developing such Product. If within such [*****] days, EOS fails to establish such Commercially Reasonable Efforts to develop Product, in Medarex's reasonable opinion, then EOS shall have until [*****] . If by [*****], EOS has not submitted an IND for a Product, all rights granted to EOS hereunder with respect to such Product (and corresponding Antibodies) shall revert to Medarex.

     8.3   Reports to Medarex. During the term of this Agreement, EOS shall keep
           ------------------
Medarex fully informed of its development and commercialization activities subject to this Agreement,


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

and on January 31 of each year shall provide Medarex with a written report detailing such events and activities in the preceding year. When the registration package requesting Approval for commercial sale of any Product receives Approval in each of the U.S., the first country in the European Union and Japan, EOS will notify Medarex in writing within [*****] days.

     8.4   Abandoned Products. EOS shall promptly notify Medarex should it
           ------------------
elect to abandon its rights to pursue commercialization of any Product. EOS may voluntarily abandon its right hereunder to market the Product, upon [*****]. Such notice will effectuate EOS' voluntary abandonment of its right hereunder to market the Product in such country; provided, the abandonment of the Product in any particular country hereunder shall not be construed to be an abandonment of EOS' right to market the Product or a termination of this Agreement. [*****]

     9.    CONFIDENTIALITY

     9.1   Confidential Information. Except as expressly provided herein, the
           ------------------------
parties agree that, for the term of this Agreement and for five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

     (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

     (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

     (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

     (d) was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

     (e) was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     9.2   Permitted Use and Disclosures. Each party hereto may use or disclose
           -----------------------------
information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense, provided that if a party is required to make any such disclosure of another party's confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

     9.3   Public Disclosure. Except as otherwise required by law, neither party
           -----------------
shall issue a press release or make any other disclosure of the terms of this Agreement or any aspect of the research conducted pursuant to this Agreement without the prior approval of such press release or disclosure by the other party hereto. Each party shall submit any such press release or disclosure to the other party, and the receiving party shall have five (5) days to review and approve any such press release or disclosure, which approval shall not be unreasonably withheld. If the receiving party does not respond within such five
(5) day period, the press release or disclosure shall be deemed approved. In addition, if a public disclosure is required by law, including without limitation in a filing with the Securities and Exchange Commission, the disclosing party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the nondisclosing party's prior review and comment.

     9.4   Confidential Terms. Except as expressly provided herein, each party
           ------------------
agrees not to disclose any terms of this Agreement or any aspect of the research conducted pursuant to this Agreement to any third party without the consent of the other party; provided, either party shall have the right to disclose the material terms of this Agreement under strictures of confidentiality to [*****].

     10.   REPRESENTATIONS AND WARRANTIES

     10.1  Medarex. Medarex represents and warrants that: (i) it is a
           -------
corporation duly organized validly existing and in good standing under the laws of the State of New Jersey; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Medarex; (iii) it is the sole and exclusive owner of all right, title and interest in the Mice; and (iv) it has the right to grant the rights and licenses granted herein.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     10.2  EOS. EOS represents and warrants that: (i) it is a corporation duly
           ---
organized validly existing and in good standing under the laws of the State of Delaware; and (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of EOS.

     10.3  Disclaimer of Warranties. THE MICE MATERIALS ARE PROVIDED TO EOS "AS
           ------------------------
IS", AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, MEDAREX AND ITS RESPECTIVE AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MICE, ANTIBODIES, PRODUCTS OR MEDAREX TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

     10.4  Disclaimer. Nothing in this Agreement is or shall be construed as:
           ----------

           10.4.1 A warranty or representation by Medarex as to the validity or scope of any claim or patent within the Patent Rights;

           10.4.2. A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of any patent rights or other intellectual property right of any third party;

           10.4.3 An obligation to bring or prosecute actions or suits against third parties for infringement of any of the Patent Rights; or

           10.4.4 Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Medarex, EOS or third parties, regardless of whether such patents or other rights are dominant or subordinate to any patent within the Patent Rights.

     11.   INTELLECTUAL PROPERTY

     11.1  Medarex Technology. [*****]
           ------------------

     11.2  [*****]

     11.3  Failure to Prosecute. [*****]
           --------------------


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     11.4  Cooperation. [*****]
           -----------

     11.5  Notice. Subject to their confidential obligations to third parties,
           ------
the parties further agree that if either party becomes aware of any issued patent owned by a third party that may be infringed by such party in the performance of the obligations under this Agreement, it will notify the other party; provided, neither party shall be obligated to make any disclosure which could result in a waiver of the attorney-client privilege.

     11.6  Infringement Claims. If the manufacture, importation, sale or use of
           -------------------
the Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Medarex or EOS, such party shall promptly notify the other party hereto. The defendant shall keep each other party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding.

     12.   DISPUTE RESOLUTION

     12.1  Mediation. If a dispute arises out of or relates to this Agreement,
           ---------
or the breach thereof, and if said dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration, litigation, or some other dispute resolution procedure.

     12.2  Arbitration. Subject to Sections 12.1 and 15.6, Medarex and EOS
           -----------
agree that any dispute or controversy arising out of, in relation to, or in connection with this Agreement, or the validity, enforceability, construction, performance or breach thereof, shall be settled by binding arbitration in San Francisco, California, United States of America, under the then-current Rules of Commercial Arbitration of the American Arbitration Association by one (1) arbitrator appointed in accordance with such Rules. The arbitrators shall determine what discovery will be permitted, based on the principle of limiting the cost and time which the parties must expend on discovery; provided, the arbitrators shall permit such discovery as they deem necessary to achieve an equitable resolution of the dispute. The decision and/or award rendered by the arbitrator shall be written, final and non-appealable and may be entered in any court of competent jurisdiction. The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any party. The costs of any arbitration, including administrative fees and fees of the arbitrator, shall be shared equally by the parties. Each party shall bear the cost of its own attorneys' fees and expert fees.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     13.   INDEMNIFICATION

     13.1  Medarex. Medarex shall indemnify, defend and hold harmless EOS and
           -------
its directors, officers and employees (each an "EOS Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) (each a "Liability") resulting from a claim, suit or proceeding made or brought by a third party against an EOS Indemnitee arising from or occurring as a result of (i) any breach of the representations and warranties set forth in Section 10.1, (ii) the performance by Medarex of its obligations hereunder, [*****]

     13.2  EOS. EOS shall indemnify, defend and hold harmless Medarex and its
           ---
directors, officers and employees (each a "Medarex Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) (each a "Liability") resulting from a claim, suit or proceeding made or brought by a third party against a Medarex Indemnitee, arising from or occurring as a result of (i) any breach of the representations and warranties set forth in Section 10.2, (ii) the practice by EOS of any right granted herein, or (iii) any development, testing, manufacture, importation, use, offer for sale, sale or other distribution of any Product by EOS or its Affiliates or Sublicensees (including, without limitation, product liability and patent infringement claims), except in each case to the extent caused by the negligence or willful misconduct of Medarex.

     13.3  Procedure. In the event that any Indemnitee intends to claim
           ---------
indemnification under this Article 13 it shall promptly notify the other party (the "Indemnitor") in writing of such alleged Liability. The Indemnitor shall have the sole right to control the defense and settlement thereof. The Indemnitees shall cooperate with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 13. The Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the Indemnitor, which the Indemnitor shall not be required to give.

     14.   TERM AND TERMINATION

     14.1  Term. The term of this Agreement shall commence on the Effective Date
           ----
Unless earlier terminated as provided in this Article 14 or Section 3.6, this Agreement shall continue in full force and effect on a country-by-country and Product-by-Product basis until there are no remaining royalty payment obligations in a country, at which time the Agreement shall expire in its entirety in such country.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     14.2  Termination for Cause. Either party may terminate this Agreement in
           ---------------------
the event the other party has materially breached or defaulted in the performance of any of its obligations hereunder, and such default has continued for sixty (60) days after written notice thereof was provided to the breaching party by the non-breaching party. Any termination shall become effective at the end of such sixty (60) day period unless the breaching party has cured any such breach or default prior to the expiration of the sixty (60) day period. Notwithstanding the above, in the case of a failure to timely pay any amounts due hereunder, the period for cure of any subsequent default following notice thereof shall be ten (10) days and, unless payment is made within such period the termination shall become effective at the end of such period.

     14.3  Termination for Insolvency. If voluntary or involuntary proceedings
           --------------------------
by or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization or the dissolution of such party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within sixty (60) days thereafter, the other party may immediately terminate this Agreement effective upon notice of such termination.

     14.4  Effect of Termination.
           ---------------------

           14.4.1  Accrued Rights and Obligations. Termination of this
                   ------------------------------
Agreement for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching party may be entitled to injunctive relief as a remedy for any such breach.

           14.4.2  Return of Confidential Information. Upon any termination of
                   ----------------------------------
this Agreement, EOS and Medarex shall promptly return to the other party all Confidential Information of the other; provided counsel of each party may retain one (1) copy of such Confidential Information solely for archival purposes and for ensuring compliance with Article 9.

           14.4.3  Stock on Hand. Notwithstanding anything herein to the
                   -------------
contrary, in the event this Agreement is terminated for any reason, EOS shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand, subject to Articles 5, 6 and 7 until the first anniversary of the effective date of such termination.

           14.4.4  Return of Mice and Mice Materials. Upon any termination of
                   ---------------------------------
this Agreement, EOS shall promptly return to Medarex all Mice, or destroy all materials derived from the Mice, including without limitation, all Antibodies, hybridomas, all cells capable of producing Antibodies and other biological materials, and an officer of EOS shall provide Medarex with written certification thereof.

           14.4.5  Licenses. The option and license rights granted in Sections
                   --------
2.4, 3.2, 4.1 and 4.3 shall terminate upon any termination of this Agreement, and in such event EOS and its Affiliates and Sublicensees shall immediately cease all development and commercialization of Products.

           14.4.6  Right to Use. In the event that EOS elects to terminate this
                   ------------
Agreement, or the Agreement expires after all royalty obligations due hereunder have been fully satisfied, all licenses granted under this Agreement will terminate concurrently.

     14.5  Survival. Sections 2.6, 3.5, 4.6, 14.4 and 14.5, and Articles 6, 7,
           --------
9, 10, 11, 12, 13 and 15 of this Agreement shall survive termination of this Agreement for any reason.

     15.   MISCELLANEOUS

     15.1  Governing Law. This Agreement and any dispute, including without
           -------------
limitation any arbitration, arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the state of New Jersey, without reference to conflicts of laws principles.

     15.2  Independent Contractors. The relationship of the parties hereto is
           -----------------------
that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

     15.3  Assignment. This Agreement shall not be assignable by either party
           ----------
to any third party hereto without the written consent of the other party which consent shall not be unreasonably withheld; except either party may assign this Agreement, without such consent, to (i) an Affiliate of such party, or (ii) an entity that acquires all or substantially all of its business or assets to which this Agreement pertains, whether by merger, reorganization, acquisition, sale or otherwise. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

     15.4  Notices. All notices, requests and other communications hereunder
           -------
shall be in writing and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto:

     If to Medarex:     Medarex, Inc.
                        1545 Route 22 East
                        Annandale, New Jersey 08801
                        Attn: President

     If to EOS:         EOS Biotechnology, Inc.
                        225A Gateway Boulevard
                        South San Francisco, California 94080
                        Attn: President

     15.5  Force Majeure. Neither party shall lose any rights hereunder or be
           -------------
liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

     15.6  Injunctive Relief. EOS acknowledges that limitations and
           -----------------
restrictions on its possession and use of Mice and Mice Materials set forth in
Article 3 hereunder are necessary and reasonable to protect Medarex, and expressly agrees that monetary damages might be inadequate to compensate Medarex for any violation by EOS or EOS of any such limitations or restrictions. The parties agree that any such violation may cause irreparable injury to Medarex and agrees that without resorting to prior mediation or arbitration, and, in addition to any other remedies that may be available in law, in equity or otherwise, either party shall be entitled to obtain temporary and permanent injunctive relief against any threatened violation of such limitations or restrictions or the continuation of any such violation in any court of competent jurisdiction, without the necessity of proving actual damages or the posting of any bond.

     15.7  Advice of Counsel. Medarex and EOS have each consulted counsel of
           -----------------
their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

     15.8  Compliance with Laws. Each party will comply with all applicable
           --------------------
laws and regulations in connection with its performance under this Agreement. Each party shall furnish to the other party any information requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.

     15.9  Further Assurances. At any time or from time to time on and after
           ------------------
the date of this Agreement, either party shall at the request of the other party hereto (i) deliver to the requesting party any records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions, as the requesting party may reasonably deem necessary in order for the requesting party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

     15.10 Export Controls. EOS agrees that it will take all actions necessary
           ---------------
to insure compliance with all U.S. laws, regulations, orders or other restrictions on exports and further will not sell, license or re-export, directly, or indirectly, the Product(s) to any person or entity for sale in any country or territory, if, to the knowledge of EOS based upon reasonable inquiry, such sale, would cause the parties to be in violation of any such laws or regulations now or hereafter in effect. EOS agrees to secure from any recipient of Product(s) adequate manually signed written assurances prior to shipment from the United States as are required by the U.S. Export Regulations.

     15.11 Severability. In the event that any provisions of this Agreement are
           ------------
determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. In such event, the parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

     15.12 Waiver. It is agreed that no waiver by either party hereto of any
           ------
breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

     15.13 Complete Agreement. This Agreement, with its Exhibits, constitutes
           ------------------
the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, are merged and canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and duly executed on behalf of both parties.

     15.14 Use of Name. Unless otherwise permitted by this Agreement or required
           -----------
by applicable laws or regulations, neither party shall use the name or trademarks of the other party without the prior written consent of such other party.

     15.15 Headings. The captions to the several Sections and Articles hereof
           --------
are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

     15.16 Counterparts. This Agreement may be executed in two counterparts,
           ------------
each of which shall be deemed an original and which together shall constitute one instrument.

     IN WITNESS WHEREOF, Medarex and EOS have executed this Agreement by their respective duly authorized representatives.


MEDAREX, INC.                           EOS BIOTECHNOLOGY, INC.


By: /s/ D. Drakeman                     By: /s/ D.W. Martin, Jr.
   ---------------------------------       ---------------------------------

Print Name: Donald L. Drakeman          Print Name: David W. Martin, Jr.
           -------------------------               -------------------------

Title: President                        Title: President
      ------------------------------          ------------------------------

Appendix A:  Antibody Criteria